UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

SEPTEMBER 13, 2012

Date of Report (date of Earliest Event Reported)

FIBROCELL SCIENCE, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-31564	87-0458888
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

405 EAGLEVIEW BLVD., EXTON, PA 19341

(Address of principal executive offices and zip code)

(484) 713-6000

(Registrant’s telephone number, including area code)

ISOLAGEN, INC.

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

Item 5.07	Submission of Matters to a Vote of Security Holders

On September 13, 2012, Fibrocell Science, Inc. (the “Company”) held its 2012 Annual Meeting of Stockholders at the Company’s offices in Exton, Pennsylvania. At the meeting, the Company’s stockholders elected Messrs. Kelvin Moore and David Pernock as directors of the Company to serve until the 2015 annual meeting of stockholders or until their respective successors have been duly elected and qualified. In addition, the Company’s stockholders also approved: (i) an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock from 250,000,000 to 1,100,000,000; (ii) the adoption of an amendment to the Company’s 2009 Equity Incentive Plan to increase the number of shares of common stock authorized to be issued under the Plan from 15,000,000 to 30,000,000; and (iii) an amendment to the Company’s Certificate of Incorporation to effect a reverse stock split of the outstanding shares of the Company’s common stock, prior to July 31, 2013 at a ratio of any of 1-for-2, 1-for-5, 1-for-10, 1-for-15, 1-for-20 or 1-for-25, as determined by the Board of Directors, if the Board believes such action will facilitate the listing of the Company’s common stock on a national securities exchange. Finally, the Company’s stockholders ratified the appointment of BDO USA, LLP as the Company’s auditors for the year ending December 31, 2012.

The results of the vote were as follows:

1. To elect two directors to hold office until the Company’s 2015 annual meeting of stockholders or until his successor is duly elected and qualified.

Shares voted FOR / WITHHELD / BROKER NON-VOTE:

Mr. Kelvin Moore:	36,848,099 / 1,000,626 / 25,464,999

Shares voted FOR / WITHHELD / BROKER NON-VOTE:

Mr. David Pernock:	34,519,855 / 3,328,870 / 25,464,999

2. To approve an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock from 250,000,000 to 1,100,000,000.

Shares voted FOR / AGAINST / ABSTAIN / BROKER NON-VOTE:

56,958,508 / 3,220,239 / 3,134,977 / 0

3. To approve an amendment to the Company’s 2009 Equity Incentive Plan to increase the number of shares of common stock authorized to be issued under the Plan from 15,000,000 to 30,000,000.

Shares voted FOR / AGAINST / ABSTAIN / BROKER NON-VOTE:

33,359,764 / 3,982,361 / 506,600 / 25,464,999

4. To approve an amendment to the Company’s Certificate of Incorporation to effect a reverse stock split of the outstanding shares of the Company’s common stock, prior to July 31, 2013 at a ratio of any of 1-for-2, 1-for-5, 1-for-10, 1-for-15, 1-for-20 or 1-for-25, as determined by the Board of Directors, if the Board believes such action will facilitate the listing of the Company’s common stock on a national securities exchange.

Shares voted FOR / AGAINST / ABSTAIN / BROKER NON-VOTE:

54,906,257 / 5,932,139 / 2,475,328 / 0

5. To ratify the appointment of BDO USA, LLP as the Company’s auditors for the year ending December 31, 2012.

Shares voted FOR / AGAINST / ABSTAIN / BROKER NON-VOTE:

59,200,716 / 1,610,195 / 2,502,813 / 0

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIBROCELL SCIENCE, INC.

Date: September 13, 2012	By:	/s/ Declan Daly
Declan Daly
Chief Financial Officer

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